BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                        Supplement dated March 9, 1999
                                     to
                      Prospectus dated October 31, 1998


How to Redeem Shares

The Babson-Stewart Ivory International Fund, Inc. (the "Fund") will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but reserves the right under certain circumstances to delay redemption transactions up to seven days, or as required by applicable law. The Fund Manager believes that certain investors who try to "time the market" by purchasing and redeeming shares from the Fund on a regular basis, may disrupt the investment process and pose additional transactions costs to the Fund. Therefore in those cases the Fund Manager may delay sending redemption proceeds as described above or take other actions it deems necessary to discourage such activity.